UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2006


                             FORWARD AIR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Tennessee                       000-22490                 62-1120025
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


             430 Airport Road
          Greeneville, Tennessee                                   37745
--------------------------------------------                 -----------------
  (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.  FINANCIAL INFORMATION.

Item 2.02.  Results of Operations and Financial Condition.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated July 24, 2006, announcing the financial results of Forward Air Corporation for the quarter and six months ended June 30, 2006.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

  (d) Exhibits. The following exhibit is being furnished as part of this Report.


      Exhibit
      Number                                     Description
--------------------------------------------------------------------------------
       99.1                              Press Release of Forward Air
                                        Corporation dated July 24, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 FORWARD AIR CORPORATION


Date: July 24, 2006                              By:   /s/ Rodney L. Bell
                                                       -------------------------
                                                       Rodney L. Bell
                                                       Chief Financial Officer
                                                       and Senior Vice President

                                  EXHIBIT INDEX

    No.                              Exhibit
-----------  -----------------------------------------------------------------
   99.1        Press Release of Forward Air Corporation dated July 24, 2006.